                                                                    EXHIBIT 32.2

     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U. S. C. Section 1350, I, J. Todd Hagely, hereby certify that, to the best of my knowledge, the Annual Report of Direct General Corporation on Form 10-K for the year ended December 31, 2005 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, and that the information contained in that Report fairly presents, in all material respects, the financial condition and results of operations of Direct General Corporation.

    March 15, 2006     By: /s/ J. Todd Hagely
        Date              -----------------------------------
                                      (Signature)

                       Name:  J. Todd Hagely
                       Title:  Senior Vice President and Chief Financial Officer